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                                                                     EXHIBIT 8.1


                          SUBSIDIARIES OF SCHERING AG



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                                                                      Jurisdiction of
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Company                                                                Organization
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
Asche AG.......................................................          Germany
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Schering Deutschland Holding AG................................             "
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Bergazyme GmbH.................................................             "
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Berlichem Verwaltungsgesellschaft fuer Chemie mbH..............             "
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Berlimed Verwaltungsgesellschaft mbH...........................             "
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CIS Diagnostik GmbH............................................             "
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Menadier Heilmittel GmbH.......................................             "
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Berlax 98 GmbH.................................................             "
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Berlitech Verwaltungsgesellschaft mbH..........................             "
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Borsig-Kokswerke GmbH..........................................             "
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HTV Gesellschaft fur Hochtemperaturverbrennung mbH                          "
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Berlax 99 GmbH.................................................             "
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Institut fur Diagnostikforschung GmbH..........................             "
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IHF Institut fur Hormon-und Fortpflanzungsforschung GmbH.......             "
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Jenapharm GmbH & Co. KG........................................             "
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Schering GmbH und Co. Produktions KG...........................             "
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EnTec Gesellschaft fur endokrinologische Technologie mbH.......             "
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Schering Verwaltungs GmbH......................................             "
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Kokswerke und Chemische Fabriken GmbH..........................             "
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Medrad Medizinische Systeme GmbH...............................             "
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MetaGen Gesellschaft fur Genomforschung mbH....................             "
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Pharma Verlagsbuchhandlung GmbH................................             "
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ALK-Scherax Arzneimittel GmbH..................................             "
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                                                                      Jurisdiction of
                                                                      ---------------
Company                                                                Organization
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
Schering Africa GmbH...........................................             "
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Schering Asia GmbH.............................................             "
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Schering Deutschland GmbH......................................             "
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Schering-Forschungsgesellschaft mbH............................             "
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Schering-Kahlbaum GmbH.........................................             "
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Schering Versicherungs-Vermittlung GmbH........................             "
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Schering (Pty.) Ltd............................................        South Africa
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Schering Pharmaceutical Ltd....................................           China
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Schering Ltd...................................................     China (Hong Kong)
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P.T. Schering Indonesia........................................         Indonesia
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Nihon Schering K.K.............................................           Japan
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Nihon Medrad Kabushiki Kaisha..................................             "
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Mitsui Pharmaceuticals Inc.....................................             "
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CIS Diagnostik K.K.............................................             "
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Schering (Korea) Ltd...........................................     Republic of Korea
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Schering Philippine Corp.......................................      The Philippines
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Schering Taiwan Ltd............................................           Taiwan
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Schering (Bangkok) Ltd.........................................          Thailand
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Schering Chemicals Ltd.........................................             "
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Schering Pty. Ltd..............................................         Australia
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Schering (N.Z.) Ltd............................................        New Zealand
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N.V. Schering S.A..............................................          Belgium
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Berlipharm N.V.................................................             "
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Schering A/S...................................................          Denmark
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Mediwest Denmark A/S...........................................             "
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Schering Oy....................................................          Finland
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Leiras Oy......................................................             "
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Schering S.A...................................................           France
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Berlipharm S.A.R.L.............................................             "
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Medrad France S.A.R.L..........................................             "
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                                                                      Jurisdiction of
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Company                                                                Organization
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

Simebio S.A....................................................             "
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Cis Bio International S.A......................................             "
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Medisystem S.A.................................................             "
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Oris Industrie S.A.............................................             "
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Cis Diagnostiki S.A............................................           Greece
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Cis UK Ltd.....................................................       Great Britain
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Schering Holdings Ltd..........................................             "
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Schering Industrial Products (Holdings) Ltd....................       Great Britain
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Schering Agrochemicals (Holdings) Ltd..........................             "
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Schering Health Care Ltd.......................................             "
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Schering Industrial Products Ltd...............................             "
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Schering Warehousing Ltd.......................................             "
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Medrad UK Limited..............................................             "
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Schering S.P.A.................................................           Italy
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Cis Diagnostici S.P.A..........................................             "
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Farmades S.P.A.................................................             "
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Medrad Italia S.R.L............................................             "
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Theramex S.P.A.................................................             "
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Schering Nederland B.V.........................................      The Netherlands
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Medrad Europe B.V..............................................             "
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Brlipharm B.V..................................................             "
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Schering Norge A/S.............................................           Norway
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Mediwest Norway AS.............................................             "
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Schering Wien Ges. mbH.........................................          Austria
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Berlipharm Pharmazeutische Produkte GmbH.......................             "
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Biocis Ges. mbH................................................             "
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Lusal Producao Quimico-Farmaceutica Luso-Alema Lda.............          Portugal
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Schering Lusitana Lda..........................................             "
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Berlifarma-Especialidades Farmaceuticas Lda....................             "
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AO Schering....................................................           Russia
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                                                                      Jurisdiction of
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Company                                                                Organization
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
Schering Nordiska AB...........................................           Sweden
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Mediwest Scandinavia AB........................................             "
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Schering (Schweiz) AG..........................................        Switzerland
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Leiras AG......................................................             "
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Cis Medipro AG.................................................             "
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Schering Espana S.A............................................           Spain
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Cis Espana S.A.................................................             "
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Berlimed S.A...................................................             "
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Compania de Implantes Clinicos S.A.............................             "
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Justesa Imagen S.A.............................................             "
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Schering s.r.o.................................................       Czech Republic
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Schering Alman Ilac ve Ecza Ticaret Ltd. Sirketi...............           Turkey
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Schering KFT...................................................          Hungary
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Schering Argentina S.A.I.C.....................................         Argentina
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Justesa Imagen Argentina S.A...................................             "
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Schering Boliviana Ltda........................................          Bolivia
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Schering do Brasil Quimica e Farmeceutica Ltda.................           Brazil
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Justesa Imagen do Brasil.......................................             "
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Medrad America Latina Ltda.....................................             "
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Laboratorio Berlimed S.A.......................................           Chile
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Schering de Chile S.A..........................................             "
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Schering Colombiana S.A........................................          Columbia
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Schering Dominicana S.A........................................     Dominican Republic
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Schering Ecuatoriana C.A.......................................          Ecuador
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Schering Guatemalteca S.A......................................         Guatemala
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Productos Quimicos Naturales S.A. de C.V.......................           Mexico
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Schering Mexicana S.A. de C.V..................................             "
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Medrad Mexicana S. de R.L. de C.V..............................             "
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Centro Estrategico Canada Latinoamerica S.A. de C.V............             "
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Justesa Imagen Mexicana S.A. de C.V............................             "
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                                                                      Jurisdiction of
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Company                                                                Organization
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
Schering Las Americas S.A......................................           Panama
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Schering Peruana S.A...........................................            Peru
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Schering Uruguaya S.A..........................................          Uruguay
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Compania Anonima Farmaceutica Industrial C.A.F.I...............         Venezuela
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Schering de Venezuela S.A......................................             "
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Berlex Canada Inc..............................................           Canada
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Schering Berlin Inc............................................       United States
                                                                        of America
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Berlex Laboratories Inc........................................             "
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Berlex Land Co.................................................             "
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Berlichem Inc..................................................             "
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Diatide Inc....................................................             "
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Medrad Inc.....................................................             "
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Nor-Am Agro LLC................................................             "
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Berliscan Inc..................................................             "
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Island Chemical Company Inc....................................             "
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Cis US Inc.....................................................             "
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SB Capital Corporation.........................................             "
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Schering Berlin Venture Capital Corp...........................             "
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Myotech Inc....................................................             "
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Leiras Pharmaceuticals Inc.....................................             "
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